
LIVEXLIVE
MEDIA
THE GLOBAL LIVE MUSIC LIFESTYLE MEDIA BRAND FOR ALL SCREENS

DISCLAIMER

The information in this presentation is provided to you by LiveXLive Media, Inc. (the "Company") solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else.

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No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed.

This presentation may contain forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward-looking statements as a result of various factors and assumptions, many of which are beyond the Company's control. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of January 2, 2018. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.



LIVEXLIVE IS ONE OF THE WORLD'S ONLY PREMIUM STREAMING NETWORKS DEVOTED TO LIVE MUSIC AND MUSIC-RELATED VIDEO CONTENT

LIVEXLIVE MEDIA

EXPERIENCED SENIOR LEADERSHIP TEAM



Robert Ellin – *Chairman and Chief Executive Officer*

- Over 30 years of investment and turnaround experience
- Deep relationships in media and entertainment
- Prior public company experience as Executive Chairman of Mandalay Digital Group
- Through his investment firms, Trinad Capital and Atlantis Equities, Mr. Ellin led investments in THQ, Grand Toys, Forward Industries, Majesco Entertainment, iWon.com, and S&S Industries



Jerry Gold – *Chief Financial Officer*

- More than 37 years of music and entertainment executive experience
- Former EVP and CFO of Warner Music Group and led strategic planning, M&A, and joint ventures
- Previously a Partner at Ernst & Young for 12 years where he led the firm's media and entertainment practice
- Prior CEO and Co-founder of Biometrics Technology and CEO of Bonded Services

OPERATING TEAM



Phil Quartararo – *President, LiveXLive*

Former head of several major record labels, including Warner Bros Records, EMI, and Virgin Records



Doug Schaer – *Chief Operating Officer*

Experienced business strategist specializing in franchise asset development in entertainment and sports



Schuyler Hoversten – *Chief Revenue Officer*

More than 10 years business development experience, including experience as the Director of Rev. Development for the Dodgers



Blake Indursky – *Chief Business Officer*

More than 20 years of experience in music and brand marketing, including experience as a VP at Sony Music Entertainment



Mike Bebel – *EVP, Corp. Development and Rights Mgmt.*

More than 20 years of digital music, operating, and senior leadership experience at Nokia, Mix Radio, Microsoft, and others



Jim Lefkowitz – *Co-President, LiveXLive Studios*

Broad media and entertainment experience as Executive Producer, agent, financier, and executive

OPERATING TEAM WITH DEEP INDUSTRY EXPERIENCE AND RELATIONSHIPS

SUPPORTED BY A STRONG SUITE OF FORMAL ADVISORS



Steven Bornstein

Former CEO of ESPN and NFL Network



Tim Spengler

Former President of Clear Channel Media and Interpublic Group



Jason Flom

CEO of Lava Records



Chris McGurk

Former COO of MGM and Universal Pictures



Hank Neuberger

Lead Producer of Coachella, Lollapalooza

SIGNIFICANT UNMET DEMAND FOR NEW WAYS TO EXPERIENCE LIVE MUSIC

GROWTH OF MOBILE



2016
2009
2.1 BILLION
800 MILLION

OVER 2.1 BILLION SMARTPHONE USERS GLOBALLY IN 2016 (EMARKETER)

LOVE OF LIVE MUSIC



COACHELLA

32M PEOPLE ATTEND ONE MUSIC FESTIVAL IN THE U.S. ANNUALLY

51% OF U.S. ATTENDED A LIVE MUSIC EVENT IN 2015

DESIRE FOR PREMIUM CONTENT

NETFLIX

MUSIC

Spotify

SUBSCRIBERS:
104 MILLION NETFLIX
140 MILLION SPOTIFY
27 MILLION APPLE MUSIC

ACCEPTANCE OF LIVE STREAMING



EXCLUSIVE: TRUMP'S GOLF CHARITY GRAB
Forbes
SPECIAL ISSUE
STREAMING GROWS UP

USERS WATCH LIVE VIDEO 3X LONGER AND COMMENT 10 TIMES MORE THAN RECORDED FOOTAGE (FACEBOOK LIVE)

Source: BBC, Billboard, Emarketer, Facebook Live, Forbes, the Verge

LIVEXLIVE MEDIA

POSITIONED AT THE CENTER OF THREE EXPLODING SECTORS


U.S. LIVE MUSIC
'12-'16 CAGR: 6%
$15.4B
$19.6B
2012
2016
LIVEXLIVE
MEDIA
'12-'16 CAGR: 33%
$6.2B
$19.6B
2012
2016
GLOBAL OTT/STREAMING
GLOBAL DIGITAL MUSIC STREAMING
'12-'16 CAGR: 39%
$1.4B
$5.4B
2012
2016

Source: IBISWorld, PWC

DIGITAL MUSIC REVENUES ARE REPLACING PHYSICAL MUSIC REVENUE


($ in Billions)
$19.0
$17.9
$1.1
$13.2
$8.9
$4.3
$12.2
$6.1
$6.1
$13.2
$5.4
$7.8
2005
2010
2014
2016
Music Industry reaches all time revenue low with Digital Music surpassing Physical Music for the first time
Digital Music Revenue
Physical Music Revenue

DIGITAL MUSIC REVENUES ARE PROVIDING GROWTH TO THE MUSIC INDUSTRY AGAIN AFTER SIGNIFICANT DECLINE STARTING IN THE EARLY 2000'S

Source: IFPI Digital Music Report 2017

LIVEXLIVE MEDIA

DIGITAL RADIO HAS ALSO SURPASSED BROADCAST RADIO FOR THE FIRST TIME


(hours:mins)
Average weekly time spent listening to U.S. broadcast radio and online radio
21:36
19:12
16:48
14:24
12:00
9:36
7:12
4:48
2:24
0:00
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Broadcast radio
Online radio

ONLINE RADIO REACHES OVER 140 MILLION USERS IN THE U.S. ON A WEEKLY BASIS

Source: Triton Digital

LIVEXLIVE MEDIA

ENTERTAINMENT AND ADVERTISING DOLLARS ARE GOING THROUGH A FUNDAMENTAL SHIFT

1 PAY FOR PREMIUM SERVICES

138 MILLION
U.S. OTT VIDEO PAID SUBSCRIBERS IN 2016

106 MILLION
GLOBAL MUSIC PAID SUBSCRIBERS IN 2016

1 IN 4 AMERICANS PAY FOR A MUSIC STREAMING SERVICE

2 SUBSCRIBE TO MULTIPLE SERVICES

USE MULTIPLE MUSIC APPS FOR STREAMING
SEPTEMBER 2016


57%
39%
18-34
35+
APP

3 DIGITAL MUSIC REVENUE BY SOURCE


2013
6%
8%
19%
67%
2016
21%
28%
11%
39%
Permanent Downloads
Subscription Streaming
Ad-Support Streaming
Mobile Personalization & Other

NOT A WINNER TAKE ALL MARKET – THERE WILL BE MULTIPLE WINNERS IN THE MEDIA STREAMING ECOSYSTEM

Source: Fluent: Facing the Music, Nielsen, eMarketer, MiDia, Wall Street Research

LIVEXLIVE MEDIA

CONTENT: A NETWORK OF THE HOTTEST FESTIVALS, CLUBS, AND VENUES

FESTIVALS	VENUES/CLUBS	PARTNERS
Rock in Rio, Amazonia Live Rock in Rio, Bumbershoot, Summerfest, Paléo Festival, Rock in Rio Lisboa, Hangout, Outside Lands, Rock on the Range	Exchange Los Angeles, TAO, Saban Theatre, Marquee Nightclub & Dayclub, The Warfield, E11even Miami	JBTV Music Television A vast library of intimate performances and interviews from the mid 80's right up to today
~250 hours of live performances and interviews collected in last 12 months	Partnership with 50+ venues including ticketing	Over 2,500 hours of content

CONTENT: OUTSIDE LANDS CASE STUDY

Recent festival streamed by LiveXLive

ENGAGEMENT

THE OUTSIDE LANDS SWEEPSTAKES, UTILIZING LIVEXLIVE'S SOCIAL MEDIA INFLUENCERS, INCREASED THE FOLLOWING:

INCREASED INSTAGRAM FOLLOWING **3X**

ADDED **~50,000** TO LIVEXLIVE REGISTERED USERS DATABASE

CONTEST VIDEO YIELDED OVER **2 MILLION** VIEWS IN FIRST 24 HOURS

VIEWS

1.4 MILLION

(BROADCAST ONLY AVAILABLE OUTSIDE OF U.S.)

FESTIVAL STATISTICS

- 3 DAYS OF PERFORMANCES
- 8 HOURS A DAY ACROSS MULTIPLE STAGES SIMULTANEOUSLY
- 24 HOURS OF PERFORMANCE AND INTERVIEW CONTENT
- 30+ PIECES OF VOD
- LXL DISTRIBUTION PARTNER: dailymotion

ARTISTS

METALLICA · LORDE · GORILLAZ · alt-J · EMPIRE OF THE SUN · Rebelution · YOUNG THE GIANT · *And many more!*

CONTENT: ROCK IN RIO CASE STUDY

LiveXLive metrics for Rock in Rio (Sept. 15 – Sept. 23, 2017)

6.5 MILLION VIEWS

3.3 MILLION UNIQUE VIEWERS

AVERAGE SESSION LENGTH WAS **18 MINUTES** AND **2 SECONDS**

FREE

30% ENGAGEMENT ON IPHONE X GIVEAWAY

5,331 NEWSLETTER SIGNUPS

120,625 CHAT VIEWERS

ARTISTS STREAMED

5 SECONDS OF SUMMER, SHAWN MENDES, MIGUEL, ALICIA KEYS, 30 SECONDS TO MARS, MAROON 5, FERGIE, WALK THE MOON, IVETE SANGALO, FALL OUT BOY

And many more!

3RD PARTY SUPPORTERS

AMPLIVE, Google Analytics, JWPLAYER, maestro

LIVEXLIVE MEDIA

CONTENT: ARTISTS STREAMED BY LIVEXLIVE TO DATE DOMINATE SOCIAL MEDIA

KATY PERRY | RIHANNA | ALICIA KEYS | MAROON 5 | METALLICA | SHAWN MENDES |
RED HOT CHILI PEPPERS | BON JOVI | BRUCE SPRINGSTEEN | ELTON JOHN | AEROSMITH |
ONE REPUBLIC | RADIOHEAD | AVICII | QUEEN | CHANCE THE RAPPER | TWENTY ONE PILOTS |
THIRTY SECONDS TO MARS | MACKLEMORE & RYAN LEWIS | GORILLAZ | LORDE |
FALL OUT BOY | JOHN LEGEND | ROD STEWART | ARCADE FIRE | SLIPKNOT | SYSTEM OF A DOWN |
5 SECONDS OF SUMMER | PHOENIX | LIONEL RICHIE | MOTLEY CRUE | FERGIE | DEF LEPPARD |
ALICE COOPER | IVETE SANGALO | SAM SMITH | KORN | THE SCRIPT | ADAM LAMBERT | QUEENS OF THE STONE AGE |
JAMIROQUAI | THE OFFSPRING | INCUBUS | PIXIES | LAMB OF GOD | FAITH NO MORE | DEFTONES |
PARALAMAS DO SUCESSO | MHD | CHRISTOPHE MAÉ | JUSTICE | FOALS | HALESTORM | TEARS FOR FEARS |
MASTODON | CPM 22 | A-HA | SEAL | MANU CHAO | PLACIDO DOMINGO | RENAUD | ROBYN | GOJIRA |

YouTube

TOTAL SOCIAL FOLLOWING OVER 1.2 BILLION

LIVEXLIVE MEDIA

CONTENT: LIVE, ORIGINAL, VOD, NEWS, ACQUIRED AND CURATED

LIVE:
STREAMED PERFORMANCES, LIFESTYLE AND ACCESS CONTENT FROM FESTIVALS, CONCERTS AND CLUBS

ORIGINALS:
SERIES, DOCUMENTARIES SPECIALS

10X24 hook'd up

VIDEO ON DEMAND:
A GROWING LIBRARY OF PERFORMANCES AND OTHER LIVEXLIVE ORIGINAL AND ACQUIRED CONTENT

NEWS:
DAILY NEWS REPORTING

LIVE ZONE

THE SPORTSCENTER OF MUSIC

ACQUIRED:
THIRD PARTY CONTENT THAT FITS THE BRAND AND FILTER OF LIVEXLIVE

CURATED CONTENT:
DELIVERING CURATED LIVE MUSIC TAILORED TO EACH USER'S PREFERENCE



HOME
LIVE
SERIES
BACKSTAGE
VENUES
SEARCH
bonnaroo
MUSIC & ARTS FESTIVAL
FESTIVALS
SUMMERFEST
STREAMING TONIGHT 7E/4P

PLATFORM: AN ENGAGING, MULTI-FACETED ECOSYSTEM

LIVEXLIVE MEDIA


SUMMERFEST
STREAMING TONIGHT 7E / 4P
SOPHIE SUMNER
FEATURED

PLATFORM: SUPPORTED ON MULTIPLE PLATFORMS FOR A MODERN AUDIENCE


HOME
LIVE
SERIES
BACKSTAGE
VENUES
SEARCH
TENTH ANNIVERSARY
OUTSIDE LANDS
AUGUST 11-13, 2017
GOLDEN GATE PARK
2017 FESTIVAL ROUNDUP
FESTIVALS
Paléo Festival

amazon fireTV Roku tv iOS android

PLATFORM: AUDIO AND VIDEO STREAMING MUSIC SERVICES COME TOGETHER

LIVEXLIVE MEDIA



BEYONCÉ
TOUR RADIO
LxL Studio - Ed Sheeran
FanCam - Frank Ocean at The Wiltern
Home
Festivals
Acts
MiXiT

SERVICES COMBINE RECORDED MUSIC, LIVE MUSIC, AUDIO AND VIDEO INCLUDING THE U.S, MUSIC LIBRARIES OF:

SONY MUSIC | UNIVERSAL MUSIC GROUP | WARNER MUSIC GROUP

CAR DISTRIBUTION TO 85 DIFFERENT AUTOMOBILES, INCLUDING ALL TESLAS

300+ CURATED, INTERACTIVE MUSIC STATIONS WITH FULLY INTERACTIVE MUSIC, ABC NEWS AND AN EXCLUSIVE AGREEMENT WITH ESPN

SIGNIFICANT TECHNOLOGY ADVANTAGES ADDING VIDEO TO SLACKER'S AUDIO INFRASTRUCTURE

COMBINED MUSIC DIVISION AND ON AIR TALENT, OFFERING SPECIAL CUSTOM CHANNELS FOR CONCERT TOURS AND FESTIVALS

Slacker RADIO



THEMES
Rock In Rio Radio
ACM Awards 2017

MARKETING: ENGAGEMENT DRIVEN BY INFLUENCERS AND PERFORMING ARTISTS

INFLUENCERS



Johannes Bartl



Amanda Cerny



Jake Paul



King Bach



Justin Roberts



Jake Paul: "It's Everyday Bro" First Live Performance Exclusive

1,163,723 views

LXL Influencer, Jake Paul, Earning Over 1M YouTube Views

ARTISTS



Metallica



Alicia Keys



Red Hot Chili Peppers



Maroon 5



Rihanna



Rayane & Katy Perry - Rock in Rio 2015

9,774,761 views

Katy Perry at Rock in Rio, Streamed Exclusively by LXL

MARKETING AND DISTRIBUTION: OVERVIEW

DEVICES / VEHICLES / OPERATING SYSTEMS SUPPORTED	LAUNCHING LIVEXLIVE APPS Q4 2017	CARRIER
android, Toyota, Acura, Apple CarPlay, iPhone, Honda, Scion, BlackBerry, iPad, androidauto, RAM, Lexus, Tesla, Ford, Jeep, Aol., SONOS, Google cast, Roku, SONY, Chrysler, Windows 10, Dodge, Samsung, XBOX	Roku, amazon fireTV, Apple tv	T-Mobile, verizon, Sprint, U.S. Cellular, TELUS

DISTRIBUTION: A GLOBAL STREAMING SERVICE



STREAMS LIVEXLIVE CONTENT

LIVEXLIVE STREAMS IN OVER 125 COUNTRIES WORLDWIDE

LIVEXLIVE MEDIA

MONETIZATION AND SERVICES


DISTRIBUTION REVENUE
SUBSCRIPTIONS
IN CHANNEL PURCHASES
TRANSACTIONS
DATA
INTEGRATED MARKETING
ADVERTISERS
ADS
LIVEXLIVE
MEDIA

KPI AND KEY DRIVERS

USAGE STATISTICS

LISTENS

3.6B

IN THE LAST 12 MONTHS

68M

IN THE LAST 12 MONTHS

VIEWS

ACTIVE USERS

1.4 MILLION[1]

PREMIUM SUBSCRIPTIONS

400K+

NUMBER OF FESTIVALS

7

IN THE LAST 12 MONTHS

(1) Proforma for Slacker acquisition

LIVEXLIVE IS ALIGNING TO BECOME THE WORLD'S MOST TRUSTED BRAND FOR LIVE MUSIC FANS

- World class management team with deep experience in media brand building and music
- More live streamed festivals, concerts, and special events
- 300+ streaming radio channels integrated with LiveXLive via Slacker acquisition
- Editorial team and daily news reporting to build authority across LiveXLive platform
- A diverse slate of original and acquired programs
- "LiveXLive Influencers" marketing network reaching more than 85 million followers
- Multifaceted monetization strategy including subscription, advertising, sponsorship, D2C commerce
- Industry leading music industry and distribution relationships, including:

Aol. COMPLEX dailymotion MTV SONY MUSIC UNIVERSAL MUSIC GROUP WARNER MUSIC GROUP



LIVEXLIVE MEDIA

LIVE MUSIC STARTS HERE

THANK YOU